UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Report to Shareholders

Institutional Africa & Middle East Fund	April 30, 2012

Highlights

  African and Middle Eastern markets produced strong returns and significantly outperformed many global markets in the six-month period ended April 30, 2012.

  Your fund performed better than its benchmark, helped by stock selection—particularly in Nigeria and Kuwait—and by country allocations.

  Approximately half of the fund is invested in Saudi Arabia, the United Arab Emirates, Oman, Qatar, and Kuwait. The other half is invested in African countries and UK-listed companies operating primarily in Africa.

  While near-term challenges remain, we believe that the long-term case for investing in the Middle East and Africa region is firmly intact. Our optimism is based on better governance, attractive demographics, rising urbanization, and infrastructure investment supported by plentiful natural resources.

The views and opinions in this report were current as of April 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Africa & Middle East Fund

Dear Investor

African and Middle Eastern markets produced strong returns and significantly outperformed the broad emerging markets universe in the six-month period ended April 30, 2012. Elevated oil prices, stabilization in the ongoing European sovereign debt crisis, and attractive valuations were some factors that prompted investors to seek higher potential returns from these frontier markets. Shares in Saudi Arabia vaulted more than 20%, while stocks in the United Arab Emirates (UAE), Qatar, and Oman rose to a lesser extent. In Africa, stocks in Nigeria and Egypt jumped almost 14%. South African shares rose 10%, but stocks in Ghana declined about 3%.

Your fund returned 13.03% in our reporting period. As shown in the Performance Comparison table, the fund performed better than its benchmark, the S&P Emerging/Frontier ME & Africa BMI ex IL. Relative performance was helped by stock selection in Nigeria and Kuwait, where the market declined 4%, and by the strong performance of Ophir Energy, a UK-listed commodity-related company operating in Africa. Country allocations versus the benchmark in aggregate added value, though overweighting Qatar worked against us as other markets performed notably better. Stock selection in the Saudi and Qatari markets also limited our performance advantage. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Portfolio Review

Gulf Cooperation Council (GCC)
The fund is currently investing in five of the six GCC countries—Saudi Arabia, the UAE, Oman, Qatar, and Kuwait. These markets represented 50% of fund assets at the end of April. We have no investments in Bahrain due to ongoing political unrest inspired by last year’s “Arab Spring” revolts that started in northern Africa.

Saudi Arabia
Stocks in the Kingdom of Saudi Arabia climbed more than 23%, as measured by the S&P Saudi Arabia Index, lifted in part by hopes that the government will further open the market to foreign investors. At 29% of assets, it was our second-largest country allocation at the end of April and one of our largest overweights relative to the fund’s benchmark. This is the largest and most diverse market in our investment universe, featuring a strong financial system, a favorable consumer environment, and solid growth prospects in light of $700 billion in construction and infrastructure projects planned or under way.

Our Saudi holdings span several sectors that should thrive as the kingdom develops over time. Because foreign investors may not yet own Saudi shares directly, we currently gain exposure to the country via participation notes (P-notes). In general, our holdings produced strong absolute returns, though stock selection limited our gains somewhat. We like Saudi banks, as they are expected to be key beneficiaries of retail credit growth and increased infrastructure spending. Our bank investments produced good returns in the last six months, led by Al Rajhi Bank, which reported strong fourth-quarter results reflecting market share gains and higher-than-expected fee income. Saudi British Bank, a subsidiary of Britain’s HSBC Bank, and Samba Financial, which is well positioned for corporate loan growth in 2012, also did well.

Several holdings in other sectors did quite well, including electronics retailer Jarir Marketing, which continues to benefit from strong demand for computers and smartphones; wireless telecom giant Etihad Etisalat, which continues to increase market share; dairy and fruit juice producer Almarai; and Saudi Arabian Mining, a producer of phosphates used in fertilizer. During our reporting period, we added several Saudi companies to the portfolio, including Arab National Bank; food manufacturer and retailer Savola; electronics retailer United Electronics; and Al Mouwasat Medical Services, a hospital group that should benefit from growing demand for medical and health care. We believe these new holdings will appreciate over time due to increasing consumer activity.

United Arab Emirates
Shares in the UAE climbed 11% in the last six months, as economic growth is recovering gradually amid elevated oil prices and as the drag from the weak real estate market appears to be subsiding. Also, the emirates appear to be a destination for trade, tourists, and capital from foreigners who are avoiding unrest in other Middle East countries. We have about 8% of assets invested in the emirates versus about 3% for the benchmark, making the UAE one of our largest overweights.

Our largest UAE investment is Aramex, a provider of logistics and transportation. While shares were essentially flat in the last six months, the company reported strong revenues in the first quarter. Another large position is DP World, a leading owner and operator of ports around the world. We like the business and the long-term fundamentals, but earnings growth is unlikely to ramp up significantly until 2014, when the company is scheduled to complete a couple of major projects. Integrated engineering services company Drake & Scull International also added some value. The company is doing a very good job winning contracts in civil engineering, but we have some concerns about competition and cash flows.

Several of our UAE holdings are in the financials sector, which was hard hit in the last few years. One of our top contributors was First Gulf Bank, which should benefit from an improving credit cycle. Another good performer was Emaar Properties, a regional property developer based in Dubai and a former fund holding that we repurchased late last year. It has a large UAE hotel business that is benefiting from tourism and high rates of occupancy. During our reporting period, we eliminated Union National Bank, because its disclosure has become increasingly opaque as it deals with the debt overhang in the aftermath of the property market downturn.

Qatar and Oman
Shares in these Gulf markets rose 6% and 4%, respectively, in the last six months. These relatively stable markets lagged as higher-risk markets produced more robust gains in the “risk on” environment of the last few months. Unfortunately, our stock selection and our overweights in these countries hurt fund performance.

Our Qatari investments are focused on companies that we believe will benefit from the country’s development in the years ahead. But in light of the market’s strong relative performance over the last year and the potential for slower economic growth in 2012, we reduced our exposure from roughly 14% to 7% in the last six months to take advantage of opportunities in other markets. We eliminated Commercial Bank of Qatar as the outlook for private credit growth, its main focus, looks constrained for the time being. However, we maintained our investment in Qatar National Bank, the largest and best-managed bank in Qatar, which has reported impressive loan growth due to its focus on the public sector (where it has a 75% market share) and a brisk increase in net profits. In other sectors, we established a position in Gulf Warehousing, a Doha-based transport and storage servicing company with a strong growth outlook. Industries Qatar, a holding company with businesses in petrochemicals, fertilizers, and steel, contributed to our results, but Qatar Electricity & Water lagged. We trimmed our position after the company reported weaker-than-expected financial results in last year’s fourth quarter.

Oman’s economy seems poised for a strong 2012, helped by a politically stable environment. Our only holding in the country is Bank Muscat, the dominant bank in Oman, which produced modest gains in the last six months. We think it has the potential to continue producing strong loan growth and should benefit from significant infrastructure construction in Oman this year.

Kuwait
The Kuwaiti market, which tends to be uncorrelated with other GCC markets, declined about 4% in the last six months. Kuwait has vast oil reserves and a large sovereign wealth fund, but its economic growth has lagged that of other GCC nations. Still, we believe Kuwait has a strong financials sector with good long-term potential. Our core holding is National Bank of Kuwait, a well-run bank that should benefit when economic activity picks up. We also own Kuwait Investment Projects Holdings, which should benefit from infrastructure spending, and Gulf Bank, which fell slightly. In recent months, we initiated a small position in National Mobile Telecommunications, a subsidiary of Qatar Telecom that operates in Kuwait, Tunisia, and Algeria and is demonstrating high growth.

Africa

Egypt
Egyptian stocks climbed about 14% in the last six months, but this masks the fact that the economy is fragile and tourism is down, as the country continues to transition from military to civilian rule following the ouster of President Mubarak last year. Parliamentary elections and runoffs were held late last year and into early 2012, and the presidential election is scheduled for late May.

In the long run, Egypt has huge potential and could end up with a structurally stronger economy. However, we have very low exposure to the country because it is facing significant economic challenges, including high unemployment, surging debt, and the potential for a currency devaluation. In the last six months, we eliminated Commercial International Bank but kept our shares of Orascom Construction, which is enjoying increased revenues from its growing fertilizer business. It has operations throughout the Middle East and obtains only 30% of its earnings domestically.

South Africa
Stocks in South Africa rose 10% in the last six months. It was our largest country allocation at the end of April but our biggest underweight given its 49% representation in our benchmark. The country has a developed banking system and favorable consumer trends but is also struggling with currency weakness, a rising fiscal deficit, and high unemployment. While we continue to find better long-term growth opportunities in other regional markets, there are some exceptionally well-run South African companies, many of which offer exposure to smaller, faster-growing African markets that may be illiquid or inaccessible.

We have investments in most major sectors, but given the macro picture, we currently prefer health care and consumer-related companies. With only 8 million of 50 million South Africans having medical insurance, we believe health care offers strong growth potential. Our two health care holdings—Life Healthcare Group Holdings and Aspen Pharmacare Holdings—contributed significantly to fund performance. Life Healthcare is the second-largest and lowest-cost hospital provider in South Africa featuring strong earnings growth, while Aspen is a well-run pharmaceutical company with competitive costs and exposure to Latin America and Australia.

Consumer-driven companies are benefiting from rising real wages and steady consumption growth, and prospects for stabilizing inflation should provide some relief to consumers over the next year. Shoprite Holdings, Africa’s largest food retailer, was another strong performer in the last six months. We like that Shoprite is expanding steadily in Africa. In the consumer discretionary sector, we own car retailer Imperial Holdings and high-margin apparel retailers Truworths International and The Foschini Group, which is a new holding. Imperial was one of our top contributors to performance, as the company is benefiting from a general increase in auto sales and is taking market share, particularly with its exclusive distributorship of Hyundai cars. Foschini has delivered consistently stronger sales growth than many of its peers over the last 18 months, helped by improvements in supply chain management, better-quality merchandise, and a stronger merchandising and retail team. Truworths sagged in the last six months, however. We believe changes in the buying team and product positioning will improve sales and revenues, but it may take some time.

South Africa is well known for its mining industry, and Kumba Iron Ore, one of the better-quality mining names, performed well. The company generates meaningful cash flow and has a very attractive dividend yield. Unfortunately, our investment in AngloGold Ashanti fared poorly, hurt by falling gold prices, a drop in production, and higher costs in the last few months. We believe 2013 will be a stronger year, as some new projects bear fruit. We eliminated Gold Fields, as we feel that AngloGold is better positioned and that there are more compelling opportunities elsewhere. We initiated a position in Impala Platinum, the world’s second-largest producer of refined platinum. The company suffered a loss of production due to a six-week strike, but the miners have returned to work, and we anticipate better performance going forward.

We have two noteworthy holdings in other sectors. While our banking sector exposure in South Africa is very low, we have been slowly building a position in Standard Bank Group, which is featuring strong loan growth. Shares performed quite well in our reporting period. We have also been accumulating shares of Sasol, an energy and chemicals company that converts coal and gas into liquid fuels, fuel components, and other chemicals.

Sub-Saharan Africa
Nigeria, at 10% of fund assets, represents the lion’s share of our direct sub-Saharan exposure. Nigerian gross domestic product (GDP) growth has been fairly strong. Inflation has been high but is currently under control, though the partial removal of fuel subsidies and an increase in electricity tariffs in 2012 will weigh on consumer activity.

We believe the most attractive Nigerian investments are consumer companies and, increasingly, banks. Nigerian banks are currently very cheap, and their balance sheets are much stronger following a system-wide cleanup of bad loans involving the creation of a so-called bad bank. Two of the fund’s top absolute contributors to performance were Guaranty Trust Bank and Zenith Bank, which we believe are among the best-run banks in the country. We added a position in First Bank of Nigeria during our reporting period. In the consumer sectors, our positions in Nigerian Breweries, Guinness Nigeria, and Nestle Foods Nigeria produced good returns, but we eliminated Guinness Nigeria at the beginning of 2012. Finally, we repurchased shares of Dangote Cement in the last six months. The outlook for Nigerian and west African cement looks strong due to brisk demand from the retail and homebuilding segments, and Dangote is leading the huge capacity expansion across this vast region.

We maintained small positions in Ghana, one of the fastest-growing African countries, and Zambia. Unilever Ghana, a manufacturer of leading brands in foods, home care, and personal care, rose modestly in the last six months, but Ghana Commercial Bank declined. Zambia’s meat, oil, and dairy product producer Zambeef Products also lost value. We eliminated our only Kenyan holding, East African Breweries, due to illiquidity in the market and the company’s lackluster results.

UK-Listed Companies Operating in Africa
At the end of April, we had about 4% of fund assets invested in companies listed in the UK but whose operations are primarily in Africa. These investments help us diversify the portfolio and gain access to markets in which it may not be practical or possible to invest directly.

As mentioned earlier, our investment in Ophir Energy, an oil and gas exploration and production company, contributed significantly to relative performance. It was also the portfolio’s largest absolute contributor. Shares surged in the last six months, as the company recently discovered gas in a well off the coast of Tanzania. Another good contributor was Tullow Oil, a global oil and gas exploration company, which announced potentially significant oil discoveries off the coasts of Kenya and Ghana. Petra Diamonds, which we believe has the best growth profile among its peers, also produced good returns. We are closely watching the company’s capital expenditures and net debt levels, but we believe Petra is attractively valued if the outlook for the diamond market improves.

Outlook
While near-term challenges remain, we believe that the long-term case for investing in the Middle East and Africa region is firmly intact. Our optimism is based on better governance, attractive demographics, rising urbanization, and infrastructure investment supported by plentiful natural resources.

In the Middle East and North Africa region, there are encouraging macro fundamentals and fiscal and current account surpluses. Revenues of oil-producing nations have increased—driven by a combination of high oil prices and rising production—but governments have used them to increase public spending. Oil prices remain supportive, and there is room for them to fall before fiscal positions come under pressure. Other positives on the horizon are the potential upgrade of Qatar and the UAE to emerging market status and the opening of the Saudi market to direct foreign ownership.

In sub-Saharan Africa, GDP growth remains high. We see the growth of the consumer as a key driver of these markets, although macro concerns have curtailed our conviction in some of them. While we remain cautious about South Africa given the relatively weak economic backdrop, we continue to invest in well-managed companies with strong domestic operations or growing operations in the rest of Africa.

We continue to search for quality companies trading at attractive valuations with high returns on equity and strong growth while being mindful of the potential for frontier countries to experience exaggerated economic cycles or be affected by geopolitical risks. As always, we would like to remind our investors, particularly newer investors, that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, this fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Respectfully submitted,

Oliver Bell
Portfolio manager

May 25, 2012

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

S&P Emerging/Frontier ME & Africa BMI ex IL: An index that includes all of the daily priced, free-float market cap that S&P covers across the Middle East and Africa, excluding Israel.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Africa & Middle East Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Africa & Middle East Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Africa & Middle East Fund
April 30, 2012
(Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/12	Value 10/31/11
T. Rowe Price Reserve Investment Fund, 0.10%	¤	¤	$ 1	$ 670	$ 2,598
Totals			$ 1	$ 670	$ 2,598

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 670
Dividend income	1
Interest income	-
Investment income	$ 1
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Africa & Middle East Fund
April 30, 2012 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $122,574)	$	142,497
Dividends receivable		685
Receivable for investment securities sold		257
Cash		64
Other assets		444
Total assets		143,947
Liabilities		
Payable for investment securities purchased		199
Investment management fees payable		114
Due to affiliates		15
Payable for shares redeemed		12
Other liabilities		427
Total liabilities		767
NET ASSETS	**$**	**143,180**
Net Assets Consist of:		
Undistributed net investment income	$	1,968
Accumulated undistributed net realized loss		(38,595)
Net unrealized gain		19,923
Paid-in capital applicable to 25,680,272 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		159,884
NET ASSETS	**$**	**143,180**
NET ASSET VALUE PER SHARE	**$**	**5.58**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Africa & Middle East Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Africa & Middle East Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Africa & Middle East Fund
April 30, 2012 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Africa & Middle East Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on April 30, 2008. The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption will have no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2012, approximately 95% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Participation Notes During the six months ended April 30, 2012, the fund was a party to participation notes and other types of equity-linked derivative instruments (referred to collectively as participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by the fund is not possible. Participation notes provide the economic benefit of common stock ownership to the fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $81,314,000 and $55,117,000, respectively, for the six months ended April 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2011, the fund had $38,293,000 of available capital loss carryforwards, which expire as follows: $24,544,000 in fiscal 2017 and $13,749,000 in fiscal 2019. Further, approximately $9,930,000 of the fund’s available capital loss carryforwards are subject to certain limitations on amount and/or timing of use related to an ownership change.

At April 30, 2012, the cost of investments for federal income tax purposes was $124,408,000. Net unrealized gain aggregated $18,089,000 at period-end, of which $20,969,000 related to appreciated investments and $2,880,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 1.00% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2013. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $25,000 were waived during the six months ended April 30, 2012. Including these amounts, management fees waived in the amount of $275,000 remain subject to repayment at April 30, 2012.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended April 30, 2012, expenses incurred pursuant to these service agreements were $90,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board also unanimously approved the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, accounting, and administrative services; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month, one- and three-year, and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the gross profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets, and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that, based on the profitability data it reviewed, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor) and the fund’s total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients that illustrated how the requirements and economies of the institutional business are fundamentally different from those of the mutual fund business. The information showed that the Advisor’s responsibilities for its institutional account business are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises and that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Advisory Contract were reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 14, 2012